                                AIM FUNDS GROUP

                               AIM BALANCED FUND
                           AIM GLOBAL UTILITIES FUND
                                AIM GROWTH FUND
                              AIM HIGH YIELD FUND
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                            AIM SELECT GROWTH FUND
                                 AIM VALUE FUND


                         Supplement dated July 1, 1998
          to the Statement of Additional Information dated May 1, 1998


The first sentence in the first paragraph under the caption "INVESTMENT OBJECTIVES AND POLICIES - Futures Contracts: All Funds Except Money Market Fund" on page 15 is deleted and replaced in its entirety by the following:

         "In cases of purchases of futures contracts, an amount of liquid assets, equal to the cost of the futures contracts (less any related margin deposits), will be segregated to collateralize the position and ensure that the use of such futures contracts is unleveraged."